UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 23, 2014, Digimarc Corporation issued a press release announcing its financial results for the quarter ended March 31, 2014. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

On April 23, 2014, Digimarc Corporation issued a press release announcing it had declared a dividend of $0.11 per share of common stock to be paid on May 12, 2014 to its shareholders of record on May 5, 2014. The full text of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated April 23, 2014 (furnished pursuant to Items 2.02 hereof).

99.2	Press Release issued by Digimarc Corporation, dated April 23, 2014 (furnished pursuant to Items 7.01 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2014
	By:	/s/ Charles Beck
Charles Beck
Chief Financial Officer and Treasurer

DIGIMARC CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated April 23, 2014 (furnished pursuant to Items 2.02 hereof).

99.2	Press Release issued by Digimarc Corporation, dated April 23, 2014 (furnished pursuant to Items 7.01 hereof).